Exhibit 99.1

FOR IMMEDIATE RELEASE

LPL FINANCIAL TO ACQUIRE ATRIA WEALTH SOLUTIONS

Atria Wealth Solutions supports approximately 2,400 advisors and 150 banks and credit unions, managing approximately $100 billion of brokerage and advisory assets.

SAN DIEGO – Feb. 13, 2024 – LPL Financial Holdings Inc. (NASDAQ: LPLA) (together with its subsidiaries, including LPL Financial LLC, “LPL Financial” or “LPL”) today announced that the firm has entered into a definitive purchase agreement to acquire Atria Wealth Solutions, Inc., (“Atria”), a wealth management solutions holding company headquartered in New York. Atria supports approximately 2,400 advisors and 150 banks and credit unions, managing approximately $100 billion of brokerage and advisory assets. Established in 2017, Atria operates a network of broker-dealer subsidiaries focused on supporting independent financial advisors and institutions nationwide.

“Atria has built a great community of advisors and institutions, led by their client-centered culture,” said Dan Arnold, LPL Financial president and chief executive officer. “We look forward to welcoming their advisors and institutions to the LPL family, and to helping them optimize their success by providing the capabilities, technology and services to differentiate and win in the marketplace and run thriving businesses.”

“Atria was founded on the vision to help deepen and enrich the relationship between financial advisors and their clients while helping them build strong and growing practices and programs,” said Doug Ketterer, Atria Wealth Solutions chief executive officer and founding partner. “LPL shares our fundamental belief of putting advisors at the center of everything we do. I’m excited for the opportunity that our financial advisors and institutions will have to leverage LPL’s breadth of services, vast resources and unparalleled value proposition. There is no question that LPL represents the best opportunity for a financial professional, bank or credit union to grow their practice or investment program.”

As part of the agreement, Atria will transition its brokerage and advisory assets currently custodied with its network of broker-dealers to the LPL platform. The broker-dealers include two with a focus on supporting banks and credit unions — CUSO Financial Services and Sorrento Pacific Financial – and five that support independent financial professionals — Cadaret Grant, NEXT Financial Group, SCF Securities, Western International Securities and Grove Point Financial.

The purchase agreement was signed on Feb. 12, 2024. We expect to close the transaction in the second half of 2024, and the conversion is expected to be completed in mid-2025, subject to receipt of regulatory approval and other conditions.

Financial and Legal Advisors to the Transaction

Morgan Stanley & Co. LLC is acting as financial advisor to LPL, with Allen & Overy LLP serving as LPL’s legal counsel. Ardea Partners LP is acting as lead financial advisor to Atria, with Ropes & Gray LLP serving as Atria’s legal counsel. William Blair & Company, LLC also provided financial advice to Atria.

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Forward Looking Statements

Certain of the statements included in this press release, including statements regarding LPL Financial and its potential growth, business strategy and plans, including the expected benefits of LPL Financial’s acquisition of Atria, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on current expectations and beliefs concerning future developments and their potential effects upon LPL Financial, Atria or both as of February 13, 2024. In particular, LPL Financial can provide no assurance that the assets reported as serviced by financial advisors affiliated with Atria (“Atria Advisors”) will translate into assets serviced by LPL Financial, that Atria Advisors will transition registration to LPL Financial, that institutions served by Atria or Atria Advisors (“Atria Institutions”) will join LPL or that the benefits that are expected to accrue to LPL Financial, Atria and their respective advisors and stockholders as a result of the transaction described herein will materialize. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, including economic, legislative, regulatory, competitive and other factors, and there are certain important factors that could cause actual results or the timing of events to differ, possibly materially, from expectations or estimates expressed or implied in such forward-looking statements. Important factors that could cause or contribute to such differences include: the failure of the parties to satisfy the closing conditions applicable to the acquisition in a timely manner or at all, including obtaining the required regulatory approvals; disruptions to the parties’ businesses as a result of the announcement and pendency of the transaction; difficulties and delays in recruiting Atria Advisors or Atria Institutions, or onboarding the clients or businesses of Atria Advisors or Atria Institutions; the inability by LPL Financial to sustain revenue and earnings growth or to fully realize revenue or expense synergies or the other expected benefits of the transaction, which depend in part on LPL Financial’s success in onboarding assets currently served by Atria Advisors; disruptions of LPL Financial’s or Atria’s businesses due to transaction-related uncertainty or other factors making it more difficult to maintain relationships with their respective financial advisors and their clients, employees, other business partners or governmental entities; the inability to implement onboarding plans and other consequences associated with acquisitions; the choice by clients of Atria Advisors not to open brokerage and/or advisory accounts at LPL Financial or move their assets from Atria to LPL Financial; unforeseen liabilities arising from the acquisition of Atria; changes in general economic and financial market conditions, including retail investor sentiment; fluctuations in the value of assets under custody; the effects of competition in the financial services industry, including competitors’ success in recruiting Atria Advisors; and the other factors set forth in the “Risk Factors” and “Special Note Regarding Forward Looking Statements” sections included in LPL Financial’s 2022 Annual Report on Form 10-K and in subsequent filings with the Securities and Exchange Commission. Except as required by law, LPL Financial specifically disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this press release, and you should not rely on those statements as representing LPL Financial’s views as of any date subsequent to the date of this press release.

About Atria Wealth Solutions, Inc.

Atria Wealth Solutions, Inc., headquartered in New York City, is a wealth management solutions holding company focused on delivering a clear path to the future of financial advice for financial professionals, financial institutions and their clients. Atria’s broker-dealer and RIA subsidiaries, located throughout the U.S., empower independent financial professionals and financial institutions with a sophisticated set of tools, services and capabilities that deepen client relationships and maximize efficiencies in their practices.

Atria operates the following wealth management subsidiaries that provide brokerage and advisory services: CUSO Financial Services, Sorrento Pacific Financial, Cadaret Grant, NEXT Financial Group, Western International Securities, SCF Securities and Grove Point Financial. Atria’s subsidiaries together support close to 2,400 financial professionals with nearly $100 billion of assets under administration. Each broker/dealer is a member FINRA/SIPC, and each advisory firm is a federally registered investment adviser. For more information, please visit atriawealth.com.

About LPL Financial

LPL Financial Holdings Inc. (Nasdaq: LPLA) was founded on the principle that LPL should work for advisors and enterprises, and not the other way around. Today, LPL is a leader in the markets we serve, serving more than 22,000 financial advisors, including advisors at approximately 1,100 enterprises and at approximately 570 registered investment advisor firms nationwide. We are steadfast in our commitment to the advisor-mediated model and the belief that Americans deserve access to personalized guidance from a financial professional. At LPL, independence means that advisors and enterprise leaders have the freedom they deserve to choose the business model, services and technology resources that allow them to run a thriving business. They have the flexibility to do business their way. And they have the freedom to manage their client relationships, because they know their clients best. Simply put, we take care of our advisors and enterprises, so they can take care of their clients.

Securities and Advisory services are offered through LPL Financial, a registered investment advisor. Member FINRA/SIPC. LPL Financial and its affiliated companies provide financial services only from the United States.

Throughout this communication, the terms “financial advisors” and “advisors” are used to refer to registered representatives and/or investment advisor representatives affiliated with LPL Financial or subsidiaries of Atria Wealth Solutions, respectively.

We routinely disclose information that may be important to shareholders in the “Investor Relations” or “Press Releases” section of our website.

*Value approximated based on asset and holding details provided to LPL from year-end 2023.

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